EXHIBIT 7

                     CONSENT OF SPROULE ASSOCIATES LIMITED,
                  INDEPENDENT PETROLEUM ENGINEERING CONSULTANTS


We consent to the use of our report with respect to the reserves data of Canadian Natural Resources Limited incorporated by reference in its (i) Annual Report (Form 40-F) for the year ended December 31, 2007 and (ii) Registration Statement on Form F-9 (Registration No. 333-146056) filed with the Securities and Exchange Commission.


SIGNED "SPROULE ASSOCIATES LIMITED"


Calgary, Alberta
March 24, 2008